UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

RECRUITER.COM GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-53641	90-1505893
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Seventh Avenue

New York, New York 10018

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 931-1500

Not Applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of class	Trading symbol	Name of exchange on which registered

Common Stock	RCRT	NASDAQ Capital Market

Common Stock Purchase Warrants	RCRTW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on November 18, 2022, Recruiter.com Group, Inc. (the “Company”) received a notification letter from the Nasdaq Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, because the minimum bid price per share for its common stock was below $1.00 for a period of 30 consecutive business days, the Company was not in compliance with the minimum bid price requirements set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). The Company was granted 180 calendar days, or until May 17, 2023, to regain compliance with the Minimum Bid Price Requirement.

On May 18, 2023, the Company received a notification letter (the “Notification”) from the Staff stating that the Company did not regain compliance with the Minimum Bid Price Requirement and was not eligible for a second 180-day period because it did not meet the Nasdaq Capital Market’s minimum $5,000,000 stockholders’ equity initial listing requirement. Pursuant to the Notification, the Company’s common stock is subject to delisting from Nasdaq, and, subsequently, the Company’s warrants no longer qualify for listing under Listing Rule 5560(a).

On May 23, 2023 the Company submitted a hearing request to Nasdaq’s Hearings Department. The hearing request stayed the delisting of the Company’s securities pending the panel’s conclusion of the hearing process. In accordance with Nasdaq’s hearing process, the Company will present a plan to regain compliance prior to the hearing and discuss its plan with the panel at the hearing. However, there can be no assurance that the panel will grant the Company’s request for continued listing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2023

Recruiter.com Group, Inc.

/s/ Evan Sohn
Evan Sohn
Chief Executive Officer

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